# Second Quarter 2016 Earnings Conference Call



August 4, 2016

# Forward-Looking Statements

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as "believe", "expect", "forecast", ""potential", "project", "future", "may", "will", and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward- looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

# Business Segment Name Change

Delivery & Service Vehicles → Fleet Vehicles & Services

"DSV" → "FVS"

- More accurately reflects end-use customer, including:
- Large fleets – Delivery and Service
- Cargo management

# Second Quarter 2016 – Overview



Revenues ($ M)
170.0
160.0
150.0
140.0
130.0
120.0
110.0
100.0
$128.4
$133.7
$144.8
$162.5
1Q15
1Q16
2Q15
2Q16



Net Income (Loss) ($ M)
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-$2.9
($0.09)
$0.5
$0.02
$1.2
$0.03
$4.4
$0.13
1Q15
1Q16
2Q15
2Q16

- Sales for 2Q16 rose 12.2% to $162.5M from $144.8M
- Net income for 2Q16 increased $3.2M to $4.4M, or $0.13 per share versus $1.2M, or $0.03 per share
- Strongest profitable quarter since 2Q09
- All segments reported improved sequential quarterly results from Q1 to Q2
- FVS and SCV posted significant revenue and operating income growth year/year
- ER operating loss improved $1.3M in Q2 compared to Q1
- ER continues to be top priority of turnaround plan

# 2Q16 Business Highlights

- Launched Spartan Select and 180 Truck program at FDIC show in Indianapolis
    1. Spartan Select – Targets OEM's with most commonly selected options for easy ordering
        - Reduces lead time, complexity of order, engineering and build time
    2. 180 Truck Program – Order to delivery in 180 days
        - Industry average delivery – 330 days
        - Addressable market 30% - 40%
        - Currently 9 Models
        - Significant dealer


SURF CITY


DONLEY
180
180

# 2Q16 Business Highlights

- Completed consolidation of Wakarusa, IN truck body consolidation to our Bristol facility
  - Improved manufacturing productivity
  - Reduced operating expenses



- Showcased innovative walk-in van for underground utility maintenance
  - Featuring hybrid electric auxiliary:
  - Odyne plug-in hybrid battery that feeds auxiliary power to utility maintenance equipment
  - Onboard air exchange system that provides cooled or heated fresh air



# 2Q16 Business Highlights

- In partnership with GM and Isuzu, produced the first new Chevrolet medium duty gasoline-powered truck in Charlotte, MI
  - Strong Chevy dealer network
  - Long standing partnership with Isuzu
  - Recently manufactured 30,000th N Gas Isuzu vehicle at Charlotte facility



- New Advanced Protection System for Class A Recreational vehicles
  - Collision mitigation
  - Electronic stability control
  - Adaptive cruise control
  - Integrated tow-vehicle airbrake system



# 2Q16 Business Highlights

- Broke ground on new 85,000 sq ft facility in Charlotte, MI
- 1Q17 will begin producing Isuzu's new F-series vehicles
  - Expands Isuzu's product offering into Class 6 on-highway commercial trucks
- Facility will incorporate flexible production line
  - Easily reconfigured to accommodate the assembly of multiple product lines
  - Scalable to meet customer's delivery needs and accommodate changing business cycles




SPARTAN

# Financial Review - Second Quarter 2016

SPARTAN®



August 4, 2016

# Second Quarter 2016 – Performance



Revenues ($ M)
170.0
160.0
150.0
140.0
130.0
120.0
110.0
100.0
$128.4
$133.7
$144.8
$162.5
1Q15
1Q16
2Q15
2Q16



Consolidated Operating Income (Loss) ($ M)
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-$4.4
$0.7
$2.3
$4.4
1Q15
1Q16
2Q15
2Q16

- Sales for 2Q16 rose 12.2% to $162.5M from $144.8M
  - Driven by FVS and SCV topline growth
- Gross margin improved 80 bps to 12.8% from 12.0%
  - Due to favorable product mix
- Operating income increased 86.7% to $4.4M from $2.3M – 2Q16 includes:
  - Legacy product recall reserve of $1.7M
  - Restructuring charges of $0.2M
  - Operating margin up 110 bps to 2.7% from 1.6%

SPARTAN MOTORS

# Second Quarter 2016 – Performance



Adjusted Operating Income (Loss) ($ M)
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
-3.0
-$2.0
$1.0
$3.0
$6.3
1Q15
1Q16
2Q15
2Q16



Adjusted Net Income (Loss) ($ M)
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
-$1.3
($0.04)
$0.9
$0.03
$2.1
$0.06
$6.3
$0.19
1Q15
1Q16
2Q15
2Q16

- Adjusted operating income more than doubled to $6.3M from $3.0M – 2Q15 included:
    - Restructuring charges of $0.8M
    - Impact of non-recurring international orders of $1.2M
    - NHTSA settlement of $1.1M
- Adjusted net income grew 3-fold to $6.3M from $2.1M
- Adjusted EPS of $0.19 per share compared to $0.06 per share

See GAAP reconciliation in Appendix

# Fleet Vehicles & Services – 2Q16



FVS Revenues ($ M)
100.0
80.0
60.0
40.0
20.0
0.0
$54.9
$59.3
$52.8
$73.8
1Q15
1Q16
2Q15
2Q16



FVS Operating Income ($ M)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$2.6
$5.6
$3.3
$6.5
1Q15
1Q16
2Q15
2Q16

- Revenue up 39.8% to $73.8M from $52.8M
  - Higher Reach and Truck Body sales and increased up-fit revenues
- Operating income nearly doubled to $6.5M from $3.3M
  - Growth in up-fit revenue at more favorable margins
  - Operating margin of 8.8%, up 260 bps
- Backlog of $139.7M compared to $137.7M at March 31, 2016

SPARTAN MOTORS

# Specialty Chassis & Vehicles – 2Q16



SCV Revenues ($ M)
50.0
40.0
30.0
20.0
10.0
0.0
$30.3
$35.1
$29.2
$36.3
1Q15
1Q16
2Q15
2Q16



SCV Operating Income ($ M)
4.5
3.5
2.5
1.5
0.5
-0.5
$1.0
$1.7
$1.7
$3.1
1Q15
1Q16
2Q15
2Q16

- Revenue up 24.3% to $36.3M from $29.2M
  - Motorhome sales up 24.2% to $24.5M from $19.7M
  - Increased contract manufacturing and ILAV build
- Operating income increased 83% to $3.1M from $1.7M
  - Contribution from favorable contract manufacturing mix
  - Operating income margin of 8.5%, up 280 bps from 5.7%
- Backlog of $12.2M compared to $20.8M at March 31, 2016

SPARTAN MOTORS

# Emergency Response – 2Q16



ER Revenues ($ M)
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
$43.2
$39.4
$62.8
$52.4
1Q15
1Q16
2Q15
2Q16

- Revenue down 16.6% to $52.4M from $62.8M
  - Fewer shipments of complete fire apparatus and custom cab and chassis
  - 2Q15 included a $8.9M international multi-unit order
- Operating loss increased to $2.4M from $0.9M a year ago
- Adjusted operating loss improves $0.4M to ($0.5M) from ($0.9M)
- Backlog of $152.2M compared to $160.4M at March 31, 2016

See GAAP reconciliation in Appendix



ER Operating (Loss) ($ M)
2.0
0.0
-2.0
-4.0
-6.0
-$5.1
-$3.7
-$0.9
-$2.4
1Q15
1Q16
2Q15
2Q16



ER Adjusted Operating (Loss) ($ M)
1.0
-1.0
-3.0
-5.0
-$3.7
-$3.3
-$0.9
-$0.5
1Q15
1Q16
2Q15
2Q16

SPARTAN MOTORS

# Balance Sheet – 2Q16

**Spartan Motors**
**Summary Balance Sheet**

| | Jun 30, 2015 (unaudited) | Dec 31, 2015 | Jun 30, 2016 (unaudited) |
|---|---|---|---|
| **Assets** | | | |
| Cash | $ 20,597 | $ 32,701 | $ 39,764 |
| Accts Receivable | 63,563 | 56,617 | 69,625 |
| Inventory | 69,943 | 60,558 | 59,829 |
| PP&E | 49,547 | 47,320 | 49,904 |
| Other Assets | 39,241 | 30,955 | 30,651 |
| **Total Assets** | **$ 242,891** | **$ 228,151** | **$ 249,773** |
| **Liabilities & Shareholders' Equity** | | | |
| Accts Payable | $ 30,517 | $ 27,318 | $ 38,664 |
| Long-term Debt | 5,171 | 5,124 | 5,105 |
| Other Liabilities | 41,577 | 47,218 | 55,525 |
| **Total Liabilities** | **$ 77,265** | **$ 79,660** | **$ 99,294** |
| Shareholders' Equity | 165,626 | 148,491 | 150,479 |
| **Total Liabilities & Equity** | **$ 242,891** | **$ 228,151** | **$ 249,773** |
| **Total Liquidity** | | | |
| Cash | $ 20,597 | $ 32,701 | $ 39,764 |
| Net Borrowing Capacity | 29,618 | 26,202 | 49,920 |
| **Total Liquidity** | **$ 50,215** | **$ 58,903** | **$ 89,684** |

- Cash on hand up $19.2M from a year ago to $39.8M
- Inventory reduced by $10.1M to $59.8M from $69.9M a year ago
- Total liquidity improves $39.5M to $89.7M from $50.2M a year ago
- Repurchased 422,000 shares for $2M
- Paid $1.7M in dividends during the quarter

# 2nd Half Outlook – 2016

- Order intake remains strong - $304.0M backlog at June 30, 2016
- Strong operating results generating cash in excess of WC requirements
- Anticipate modest sales growth year over year for the 2nd half
- 3rd and 4th quarters are expected to be profitable
- Raising operating income range to $8.0M - $10.0M
- Raising EPS range to $0.20 - $0.25 per share

| | Revised Guidance | | | Previous Guidance | | |
|---|---|---|---|---|---|---|
| ($ M except per share) | Low | High | Mid-point | Low | High | Mid-point |
| Revenue | $ 570.0 | $ 590.0 | $ 580.0 | $ 570.0 | $ 590.0 | $ 580.0 |
| Operating income | $ 8.0 | $ 10.0 | $ 9.0 | $ 7.0 | $ 10.0 | $ 8.5 |
| Restructuring expense | $ 0.5 | $ 1.0 | $ 0.8 | $ 0.5 | $ 1.0 | $ 0.8 |
| Income tax expense | $ 1.0 | $ 1.2 | $ 1.1 | $ 1.0 | $ 1.2 | $ 1.1 |
| Earnings per share | $ 0.20 | $ 0.25 | $ 0.23 | 0.15 | 0.25 | $ 0.20 |

# Closing Remarks

- Added to Russell 2000 index June 27, 2016
- All segments reported improved sequential quarterly results for 1H16
  - FVS and SCV posted significant revenue and operating income growth year/year
  - ER continues to make good progress and is top priority of turnaround plan
    - On track to reach break-even run rate before the end of 2017
- Strategy and turnaround plan are working – we've made progress
- New management team in place showing improved financial results
- Employees have embraced turnaround strategy and making significant contribution
- We remain focused on improving the business and increasing shareholder value

# APPENDIX

SPARTANMOTORS.COM

# Reconciliation of Non-GAAP Financial Measures

This presentation contains adjusted operating income, adjusted net income and adjusted earnings per share, which are Non-GAAP financial measures. These measures are calculated by excluding items that we believe to be infrequent or not indicative of our operating performance. For the periods covered by this presentation such items consist of expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our manufacturing operations, along with non-recurring charges related to regulatory settlement and a multi-unit order fulfilled in 2015. We present these adjusted Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to show ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance.

The adjusted Non-GAAP measures are not a measurement of our financial performance under GAAP and should not be considered as an alternative to operating income, net income and earnings per share under GAAP. These adjusted Non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. In addition, in evaluating the adjusted Non-GAAP measures, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation, despite our assessment that such expenses are infrequent or not indicative of our operating performance. Our presentation of the adjusted Non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results and using adjusted Non-GAAP measures only as a supplement.

The following tables reconcile operating income (loss) to adjusted operating income (loss), net income to adjusted net income and earnings per share to adjusted earnings per share for the periods indicated. Amounts may not sum due to rounding.

# Reconciliation of Non-GAAP Financial Measures

**Financial Summary (Non-GAAP)**
(In thousands, except per share data)
(Unaudited)

| | Three Months Ended June 30, | | | | Six Months Ended June 30, | | | | Three Months Ended March 31, | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Spartan Motors, Inc** | **2016** | % of | **2015** | % of | **2016** | % of | **2015** | % of | **2016** | % of | **2015** | % of |
| Operating income (loss) | $ 4,376 | 2.7% | $ 2,345 | 1.6% | $ 5,068 | 1.7% | $ (2,012) | -0.7% | $ 691 | 0.5% | $ (4,358) | -3.4% |
| Add (subtract): | | | | | | | | | | | | |
| Restructuring charges | 227 | | 811 | | 567 | | 1,967 | | 339 | | 1,155 | |
| Product recall | 1,715 | | - | | 1,715 | | - | | - | | - | |
| Non-recurring multi-unit orders | - | | (1,221) | | - | | (1,221) | | - | | - | |
| NHTSA settlement | - | | 1,057 | | - | 0.0% | 2,269 | | - | 0.0% | 1,213 | |
| Adjusted operating income (loss) | $ 6,318 | 3.9% | $ 2,992 | 2.1% | $ 7,350 | 2.5% | $ 1,003 | 0.4% | $ 1,030 | 0.8% | $ (1,990) | -1.6% |
| | | | | | | | | | | | | |
| Net income (loss) | $ 4,379 | 2.7% | $ 1,177 | 0.8% | $ 4,923 | 1.7% | $ (1,703) | -0.6% | $ 543 | 0.4% | $ (2,880) | -2.2% |
| Add (subtract): | | | | | | | | | | | | |
| Restructuring charges, net of tax | 227 | | 650 | | 567 | | 1,403 | | 339 | | 753 | |
| Product recall, net of tax | 1,715 | | - | | 1,715 | | - | | - | | - | |
| Non-recurring multi-unit orders, net of tax | - | | (871) | | - | | (871) | | - | | - | |
| NHTSA settlement, net of tax | - | | 1,116 | | - | | 1,905 | | - | | 789 | |
| Adjusted net income (loss) | $ 6,321 | 3.9% | $ 2,072 | 1.4% | $ 7,205 | 2.4% | $ 734 | 0.3% | $ 882 | 0.7% | $ (1,338) | -1.0% |
| | | | | | | | | | | | | |
| Diluted net earnings (loss) per share | $ 0.13 | | $ 0.03 | | $ 0.14 | | $ (0.05) | | $ 0.02 | | $ (0.09) | |
| Add (subtract): | | | | | | | | | | | | |
| Restructuring charges, net of tax | 0.01 | | $ 0.02 | | 0.02 | | 0.04 | | 0.01 | | 0.02 | |
| Product recall, net of tax | 0.05 | | $ - | | 0.05 | | - | | - | | - | |
| Non-recurring multi-unit orders, net of tax | - | | $ (0.03) | | - | | (0.03) | | - | | - | |
| NHTSA settlement, net of tax | - | | $ 0.03 | | - | | 0.06 | | - | | 0.02 | |
| Adjusted Diluted net earnings (loss) per share | $ 0.19 | | $ 0.06 | | $ 0.21 | | $ 0.02 | | $ 0.03 | | $ (0.04) | |

| | Three Months Ended June 30, | | | | Six Months Ended June 30, | | | | Three Months Ended March 31, | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Emergency Response Segment** | **2016** | % of sales | **2015** | % of sales | **2016** | % of sales | **2015** | % of sales | **2016** | % of sales | **2015** | % of sales |
| ER segment operating (loss) | $ (2,407) | -4.6% | $ (909) | -1.4% | $ (6,074) | -6.6% | $ (6,044) | -5.7% | $ (3,667) | -9.3% | $ (5,136) | -11.9% |
| Add (subtract): | | | | | | | | | | | | |
| Restructuring charges | 227 | | 811 | | 567 | | 1,967 | | 339 | | 1,155 | |
| Product recall | 1,715 | | - | | 1,715 | | - | | - | | - | |
| Non-recurring multi-unit orders | - | | (1,221) | | - | | (1,221) | | - | | - | |
| NHTSA settlement | - | | 434 | | - | | 684 | | - | | 250 | |
| Adjusted ER segment operating (loss) | $ (465) | -0.9% | $ (885) | -1.4% | $ (3,792) | -4.1% | $ (4,614) | -4.4% | $ (3,328) | -8.5% | $ (3,731) | -3.5% |

## FOR MORE INFORMATION:

Spartan Motors, Inc.
Juris Pagrabs
Group Treasurer &
Director of Investor Relations
517.997.3842


SPARTAN

**www.spartanmotors.com**